<DOCUMENT>
<TYPE>.CERT
<SEQUENCE>3
<FILENAME>
<DESCRIPTION>SECTION 302 CERTIFICATION
<TEXT>

                                                 Certification Pursuant to
                                 Section 302 of the Sarbanes-Oxley Act

I, Joseph A. Bucci, certify that:

1.     I have reviewed this report on Form N-CSRS of Fenimore Asset Management
        Trust (the "Registrant");

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.    The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company
       Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the
       Investment Company Act of 1940) for the Registrant and have:

       a)     Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

       b)    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c)    Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

      d)   Disclosed in this report any changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant's internal control over financial reporting; and

5.   The Registrant's other certifying officers and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

      a)   All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

     b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date: August 7, 2008

                                                     /s/ Joseph A. Bucci
                                                     Joseph A. Bucci
                                                    Secretary/Treasurer

</TEXT>
</DOCUMENT>